UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2010
Jo-Ann Stores, Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-06695	34-0720629

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 Darrow Rd., Hudson, Ohio	44236

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (330) 656-2600
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The 2010 Annual Meeting of Shareholders (the “Annual Meeting”) of Jo-Ann Stores, Inc. (the “Company”) was held on June 10, 2010. At the Annual Meeting, shareholders approved an amendment to the Company’s 2008 Incentive Compensation Plan (the “Plan”) to increase the number of common shares available under the Plan from 1,825,000 shares to 3,125,000 shares. This summary is qualified by reference to the full text of the Plan, a copy of which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting held on June 10, 2010, ten directors were elected to serve on the Company’s Board of Directors until the 2011 Annual Meeting of Shareholders and until their respective successors are elected and qualified, subject to the director’s earlier retirement, resignation, death or removal. All other proposals were also approved. Set forth below are the final voting results for the proposals submitted to a vote of the shareholders at the Annual Meeting:
1.	Election as directors of the ten nominees named in the Company’s proxy statement:

			Broker
Nominee	Votes For	Votes Withheld	Non-Votes
Scott Cowen	22,773,872	738,360	1,705,346
Joseph DePinto	23,318,455	193,777	1,705,346
Ira Gumberg	21,428,921	2,083,311	1,705,346
Patricia Morrison	23,307,623	204,609	1,705,346
Frank Newman	22,828,968	683,264	1,705,346
David Perdue	23,371,882	140,350	1,705,346
Beryl Raff	22,744,233	767,999	1,705,346
Alan Rosskamm	22,436,304	1,075,928	1,705,346
Tracey Travis	22,809,088	703,144	1,705,346
Darrell Webb	22,295,784	1,216,448	1,705,346
2.	Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 29, 2011:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,828,573	365,581	23,424	—
3.	Amendment of the Plan to increase the number of common shares available under the Plan from 1,825,000 shares to 3,125,000 shares:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,680,263	4,768,915	63,054	1,705,346
4.	Amendment of the Company’s Code of Regulations to authorize the Company’s Board of Directors to amend the Code of Regulations as permitted by the Ohio General Corporation Law:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,995,187	112,036	110,355	—

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
3.1	Amended and Restated Code of Regulations of Jo-Ann Stores, Inc.

10.1	Jo-Ann Stores, Inc. 2008 Incentive Compensation Plan, as amended and restated.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JO-ANN STORES, INC. (Registrant)
Date: June 11, 2010	/s/ David Goldston
	Name:	David Goldston
	Title:	Senior Vice President, General Counsel and Secretary